THE READER'S DIGEST ASSOCIATION, INC.

                                Attachment 1
                                    to
                       Schedule 13D re CML Group, Inc.


I.	The following table sets forth certain information concerning each of the directors of The Reader's Digest Association, Inc. ("RDA"). Unless otherwise specified herein, the business address of The Reader's Digest Association, Inc. is Pleasantville, NY 10570.

Name:                		William G. Bowen
Citizenship: 		        United States of America
Principal Occupation: 	President, The Andrew W. Mellon Foundation
Business Address: 		   The Andrew W. Mellon Foundation, 140 East
                       62nd Street, NY, NY  10021


Name:                		Lynne V. Cheney
Citizenship:         		United States of America
Principal Occupation:  W.H. Brady, Jr. Distinguished Fellow, American
                       Enterprise Institute for Public Policy Research
Business Address:    		American Enterprise Institute for Public Policy Research,
                       1150 17th Street, N.W.,
                       Washington, D.C.  20036


Name:                		M. Christine DeVita
Citizenship:         		United States of America
Principal Occupation:  President, DeWitt Wallace-Reader's Digest Fund,
                       Inc.
                     		President, Lila Wallace-Reader's Digest Fund, Inc.
Business Address:    		DeWitt Wallace-Reader's Digest Fund, Inc.,
                       261 Madison Avenue, NY, NY  10016
                     		Lila Wallace-Reader's Digest Fund, Inc.,
                       261 Madison Avenue, NY, NY  10016


Name:                		George V. Grune
Citizenship:           United States of America
Principal Occupation:  Chairman of the Board and Chief Executive
                       Officer, RDA
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Melvin R. Laird
Citizenship:         		United States of America
Principal Occupation:  Vice President & Senior Counsellor, RDA
Business Address:    		The Reader's Digest Association, Inc., 1730
                       Rhode Island Avenue, N.W., Suite 212,
                       Washington, D.C.  20036

Name:                		James E. Preston
Citizenship:         		United States of America
Principal Occupation:  Chairman and Chief Executive Officer,
                       Avon Products, Inc.
Business Address:    		Avon Products, Inc., 9 West 57th Street,
                       New York, NY  10019


Name:                		James P. Schadt
Citizenship:         		United States of America
Principal Occupation: 	President and Chief Operating Officer, RDA
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Robert G. Schwartz
Citizenship:         		United States of America
Principal Occupation:  Director, Metropolitan Life Insurance Company
Business Address:    		Metropolitan Life Insurance Company, MetLife Building,
                       200 Park Avenue, Suite 5700, NY, NY  10166


Name:                		Walter V. Shipley
Citizenship:         		United States of America
Principal Occupation:  Chairman & Chief Executive Officer, Chemical
                       Banking Corporation
Business Address:    		Chemical Banking Corporation, 270 Park Avenue,
                       NY, NY  10017-2070


Name:                		C.J. (Pete) Silas
Citizenship:         		United States of America
Principal Occupation:  Retired Chairman & Chief Executive Officer,
                       Phillips Petroleum Company
Business Address:      Phillips Petroleum Company, P.O. Box 2127,
                       Bartlesville, OK  74005-2127


II.	The following table sets forth certain information concerning each of the executive officers of The Reader's Digest Association, Inc. ("RDA").

Name:                		Peter J. Davenport
Citizenship:         		United Kingdom
Principal Occupation:  Senior Vice President, Global Direct Marketing
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Kenneth A. Gordon
Citizenship:         		United States of America
Principal Occupation:  Senior Vice President and President, Reader's
                       Digest U.S.A.
Business Address:    		The Reader's Digest Association, Inc.

Name:                		Joseph M. Grecky
Citizenship:         		United States of America
Principal Occupation: 	Senior Vice President, Human Resources
Business Address:    		The Reader's Digest Association, Inc.


Name:                		George V. Grune [see Section I above]


Name:                		Heikki K. Helenius
Citizenship: 		        Finland
Principal Occupation: 	Vice President and President, Reader's Digest
                       Europe
Business Address: 	    The Reader's Digest Association, Inc.


Name:                		Carole M. Howard
Citizenship:         		United States of America
Principal Occupation:  Vice President, Public Relations and
                       Communications Policy
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Thomas M. Kenney
Citizenship:         		United States of America
Principal Occupation: 	Vice President and President, U.S. Magazine
                       Publishing
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Bruce G. Koe
Citizenship:         		United States of America
Principal Occupation: 	Vice President, Operations
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Marcia M. Lefkowitz
Citizenship:         		United States of America
Principal Occupation: 	Vice President, Marketing, Reader's Digest
                       U.S.A.
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Barbara J. Morgan
Citizenship:         		United States of America
Principal Occupation: 	Vice President and Editor-in-Chief, Condensed
                       Books
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Kenneth A. Nelson
Citizenship:         		United States of America
Principal Occupation: 	Vice President, Management Information Systems
Business Address: 		   The Reader's Digest Association, Inc.


Name:                		Martin J. Pearson
Citizenship:         		Australia
Principal Occupation: 	Vice President and President, Reader's Digest
                       Pacific
Business Address: 	    The Reader's Digest Association, Inc.


Name:                		John A. Pope, Jr.
Citizenship:         		United States of America
Principal Occupation: 	Vice President and Editor-in-Chief, General
                       Books
Business Address:    		The Reader's Digest Association, Inc., 260 Madison
                       Avenue, NY, NY  10016


Name:                		Anthony W. Ruggiero
Citizenship:         		United States of America
Principal Occupation: 	Senior Vice President and Chief Financial Officer
Business Address:    		The Reader's Digest Association, Inc.


Name:                		Kenneth Y. Tomlinson
Citizenship: 	         United States of America
Principal Occupation:  Vice President and Editor-in-Chief, Reader's
                       Digest magazine
Business Address:    		The Reader's Digest Association, Inc.


Name:                		William H. Willis
Citizenship:         		United States of America
Principal Occupation:  Vice President and President, Special Markets
                       Group
Business Address:    		The Reader's Digest Association, Inc.

III.	The following table sets forth certain information concerning each of the directors of the DeWitt Wallace-Reader's Digest Fund, Inc. and of the Lila-Wallace-Reader's Digest Fund, Inc.


Name:                		William G. Bowen [see Section I above]


Name:                		M. Christine DeVita [see Section I above]


Name:                		George V. Grune [see Section I above]


Name:                		Melvin R. Laird [see Section I above]


Name:                		Laraine S. Rothenberg
Citizenship:         		United States of America
Principal Occupation: 	Partner
Business Address:    		Fried, Frank, Harris, Shriver & Jacobson,
                       One New York Plaza, New York, NY  10004-1980


Name:                		James P. Schadt [see Section I above]


Name:                		Walter V. Shipley [see Section I above]


Name:                		C.J. (Pete) Silas [see Section I above]


IV.	The following table sets forth certain information concerning each of the executive officers of the DeWitt Wallace-Reader's Digest Fund, Inc. and of the Lila Wallace-Reader's Digest Fund, Inc.


Name:                		Jessica Chao
Citizenship:         		United States of America
Principal Occupation: 	Vice President and Corporate Secretary,
                       DeWitt Wallace-Reader's Digest Fund, Inc.
                       Vice President and Corporate Secretary,
                       Lila Wallace-Reader's Digest Fund, Inc.
Business Address:    		DeWitt Wallace-Reader's Digest Fund, Inc.,
                       261 Madison Avenue, NY, NY  10016
                     		Lila Wallace-Reader's Digest Fund, Inc.,
                       261 Madison Avenue, NY, NY  10016


Name: 	                M. Christine DeVita [see Section I above]

Name:                		George V. Grune [see Section I above]


Name:                		Rob D. Nagel
Citizenship:         		United States of America
Principal Occupation: 	Chief Financial Officer and Treasurer,
                       DeWitt Wallace-Reader's Digest Fund, Inc.
                     		Chief Financial Officer and Treasurer,
                       Lila Wallace-Reader's Digest Fund, Inc.
Business Address:    		DeWitt Wallace-Reader's Digest Fund, Inc.,
                       261 Madison Avenue, NY, NY  10016
                     		Lila Wallace-Reader's Digest Fund, Inc.,
                       261 Madison Avenue, NY, NY  10016



                     THE READER'S DIGEST ASSOCIATION, INC.

                                Attachment 2
                                    to
                      Schedule 13D re CML Group, Inc.



                         Number of Shares
Name                    Beneficially Owned        Voting and Investment Power

Bruce G. Koe                  800                 Shared with Linda M. Koe

Melvin R. Laird            11,000                 Sole

Kenneth Y. Tomlinson        1,200                 Sole